EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, William Iny, Chief Executive Officer and Chief Financial Officer of Skyharvest Energy Corp. (the "Company") hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Quarterly Report on Form 10-Q of the Company for the period ended August 31, 2013 (the "Report") fully complies with the requirements of
          Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2013


By: /s/ William Iny
   ---------------------------------------------------
   William Iny
   Chief Executive Officer and Chief Financial Officer
   (Principal Executive Officer, Principal Financial
   Officer and Principal Accounting Officer)